UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 2, 2012

The Carlyle Group L.P.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35538	45-2832612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	1001 Pennsylvania Avenue, NW, Washington, D.C.	20004-2505
	(Address of Principal Executive Offices)	(Zip Code)

(202) 729-5626

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the initial public offering by The Carlyle Group L.P. (the “Partnership”) of its common units representing limited partner interests (“Common Units”) covered by the Registration Statement on Form S-1 (File No. 333-176685) (the “Registration Statement”), on May 2, 2012, the following agreements were entered into: (i) the Exchange Agreement, dated as of May 2, 2012, among the Partnership, Carlyle Group Management L.L.C., the general partner of the Partnership (the “General Partner”), Carlyle Holdings I GP Inc., Carlyle Holdings II GP L.L.C., Carlyle Holdings II GP Sub L.P., Carlyle Holdings III GP L.P., Carlyle Holdings I L.P., Carlyle Holdings II L.P., Carlyle Holdings III L.P. and the limited partners of each of Carlyle Holdings I L.P., Carlyle Holdings II L.P., Carlyle Holdings III L.P. (the “Carlyle Holdings Partnerships”); (ii) the Tax Receivable Agreement, dated as of May 2, 2012, by and among the Partnership, Carlyle Holdings I GP Inc. Carlyle Holdings I L.P. and each of the limited partners of the Carlyle Holdings Partnerships party thereto; (iii) the Amended and Restated Limited Partnership Agreement of Carlyle Holdings I L.P., dated as of May 2, 2012, by and among Carlyle Holdings I GP Sub L.L.C., as general partner and the limited partners party thereto; (iv) the Amended and Restated Limited Partnership Agreement of Carlyle Holdings II L.P., dated as of May 2, 2012, by and among Carlyle Holdings II GP L.L.C., as general partner, and the limited partners party thereto; and (v) the Amended and Restated Limited Partnership Agreement of Carlyle Holdings III L.P., dated as of May 2, 2012, by and among Carlyle Holdings III GP Sub L.L.C., as general partner, and the limited partners party thereto. In addition, on May 8, 2012, the following agreements were entered into: (i) the Registration Rights Agreement with Senior Carlyle Professionals, dated as of May 8, 2012, by and among the Partnership, TCG Carlyle Global Partners L.L.C. and certain of the limited partners of each of the Carlyle Holdings Partnerships; (ii) the Registration Rights Agreement, dated as of May 8, 2012, by and among the Partnership, MDC/TCP Investments (Cayman) I, Ltd., MDC/TCP Investments (Cayman) II, Ltd., MDC/TCP Investments (Cayman) III, Ltd., MDC/TCP Investments (Cayman) IV, Ltd., MDC/TCP Investments (Cayman) V, Ltd., MDC/TCP Investments (Cayman) VI, Ltd. and Five Overseas Investment L.L.C. (the “Mubadala Registration Rights Agreement”); and (iii) the Registration Rights Agreement with the California Public Employees’ Retirement System, dated as of May 8, 2012, by and among the Partnership and California Public Employees’ Retirement System (the “CalPERS Registration Rights Agreement”).

The Exchange Agreement, the Tax Receivable Agreement, the Amended and Restated Limited Partnership Agreement of Carlyle Holdings I L.P., the Amended and Restated Limited Partnership Agreement of Carlyle Holdings II L.P., the Amended and Restated Limited Partnership Agreement of Carlyle Holdings III L.P., the Registration Rights Agreement with Senior Carlyle Professionals, the Mubadala Registration Rights Agreement and the CalPERS Registration Rights Agreement are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 2, 2012 following the effective time of the Registration Statement, Jay S. Fishman, Lawton W. Fitt, James H. Hance, Jr., Janet Hill, Edward J. Mathias, Dr. Thomas S. Robertson and William J. Shaw, were appointed to the Board of Directors of the General Partner, thereby joining William E. Conway, Jr., Daniel A. D’Aniello and David M. Rubenstein. In addition, effective May 2, 2012, Ms. Fitt and Messrs. Robertson and Shaw serve as members of the General Partner’s audit committee and Ms. Fitt, Ms. Hill and Messrs. Fishman, Robertson and Shaw serve as members of General Partner’s conflicts committee. Biographical information regarding these directors and a description of the terms of their compensation have previously been reported by the Partnership in the Registration Statement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 8, 2012, the Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of May 8, 2012 (the “Partnership Agreement”), was entered into by and among Carlyle Group Management L.L.C., the general partner of the Partnership (the “General Partner”), and the limited partners of the Partnership.

The Partnership Agreement is filed herewith as Exhibit 3.1 and is incorporated herein by reference. The terms of the Partnership Agreement are substantially the same as the terms set forth in the form of such agreement previously filed as Exhibit 3.2 to the Registration Statement and included as Appendix A to the Partnership’s Prospectus, dated May 2, 2012, filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended, on May 4, 2012 (the “Prospectus”).

A description of the Common Units giving effect to the amendment and restatement of the Partnership Agreement has previously been reported by the Partnership in the Registration Statement.

Item 8.01 Other Events.

On May 8, 2012, the Partnership completed its initial public offering of Common Units by issuing 30,500,000 Common Units for cash consideration of $20.955 per Common Unit (net of underwriting discounts) to a syndicate of underwriters led by J.P. Morgan, Citigroup and Credit Suisse as lead book-running managers for the offering for approximately $639.1 million in net proceeds before expenses. Additional book-running managers in the syndicate were BofA Merrill Lynch, Barclays, Deutsche Bank Securities, Goldman, Sachs & Co., Morgan Stanley, UBS Investment Bank, ICBC International and Sandler O’Neill + Partners, L.P. The other underwriters in the syndicate were Keefe Bruyette & Woods, CIBC, Itaú BBA, Nomura, Ramirez & Co., Inc., Scotiabank, Societe Generale, The Williams Capital Group, L.P., Mizuho Securities and SMBC Nikko.

As contemplated in the Prospectus, the Partnership is causing the Carlyle Holdings Partnerships to use substantially all of the proceeds from the initial public offering to repay the outstanding indebtedness under the revolving credit facility of its existing senior secured credit facility. As previously reported in the Prospectus, on December 13, 2011, Carlyle entered into a new senior credit facility that will become operative upon the satisfaction of certain conditions, including the consummation of the initial public offering and the repayment of borrowings under the revolving credit facility of its existing senior secured credit facility. Upon the new senior credit facility becoming operative, which Carlyle anticipates will occur within two business days following the completion of the initial public offering, amounts borrowed under the existing senior secured credit facility will be deemed to have been repaid by borrowings in like amount under the new senior credit facility.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No	Description

3.1	Amended and Restated Agreement of Limited Partnership of The Carlyle Group L.P., dated as of May 8, 2012, by and among Carlyle Group Management L.L.C. and the limited partners party thereto.

10.1	Exchange Agreement, dated as of May 2, 2012, among the General Partner, the Partnership, Carlyle Holdings I GP Inc., Carlyle Holdings II GP L.L.C., Carlyle Holdings II Sub L.L.C., Carlyle Holdings III GP L.P., Carlyle Holdings I L.P., Carlyle Holdings II L.P., Carlyle Holdings III L.P. and the limited partners of each of Carlyle Holdings I L.P., Carlyle Holdings II L.P., Carlyle Holdings III L.P.

10.2	Tax Receivable Agreement, dated as of May 2, 2012, by and among the Partnership, Carlyle Holdings I GP Inc., Carlyle Holdings I L.P. and each of the limited partners of the Carlyle Holdings Partnerships party thereto.

10.3	Amended and Restated Limited Partnership Agreement of Carlyle Holdings I L.P., dated as of May 2, 2012, by and among Carlyle Holdings I GP Sub L.L.C., as general partner, and the limited partners party thereto.

10.4	Amended and Restated Limited Partnership Agreement of Carlyle Holdings II L.P., dated as of May 2, 2012, by and among Carlyle Holdings II GP L.L.C., as general partner, and the limited partners party thereto.

10.5	Amended and Restated Limited Partnership Agreement of Carlyle Holdings III L.P., dated as of May 2, 2012, by and among Carlyle Holdings III GP Sub L.L.C., as general partner, and the limited partners party thereto.

10.6	Registration Rights Agreement with Senior Carlyle Professionals, dated as of May 8, 2012, by and among the Partnership, TCG Carlyle Global Partners L.L.C. and certain of the limited partners of each of the Carlyle Holdings Partnerships.

10.7	Registration Rights Agreement by and among the Partnership, MDC/TCP Investments (Cayman) I, Ltd., MDC/TCP Investments (Cayman) II, Ltd., MDC/TCP Investments (Cayman) III, Ltd., MDC/TCP Investments (Cayman) IV, Ltd., MDC/TCP Investments (Cayman) V, Ltd., MDC/TCP Investments (Cayman) VI, Ltd. and Five Overseas Investment L.L.C, dated as of May 8, 2012.

10.8	Registration Rights Agreement with the California Public Employees’ Retirement System, dated as of May 8, 2012, by and among by and among the Partnership and California Public Employees’ Retirement System.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CARLYLE GROUP L.P.

By:	Carlyle Group Management L.L.C., its general partner

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Chairman

Date: May 8, 2012